UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                               ___________________
                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                       September 5, 2001 (August 29, 2001)


                         COMMISSION FILE NUMBER 2-64413
                             _______________________


               RMI COVERED HOPPER RAILCAR MANAGEMENT PROGRAM 79-1
             (Exact name of registrant as specified in its charter)



CALIFORNIA                                 94-2645847
(State or other jurisdiction of      (I.R.S. Employer
incorporation or organization)    Identification No.)

120 MONTGOMERY STREET
SUITE 1350, SAN FRANCISCO, CA                   94104
(Address of principal                      (Zip code)
 executive offices)



        Registrant's telephone number, including area code (415) 445-3201
                             _______________________




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ITEM  4.        CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT.

On August 29, 2001, the Manager, PLM Investment Management, Inc. engaged Deloitte & Touche LLP, or D&T, as the Program's principal independent auditors. On August 30, 2001, the Manager dismissed KPMG LLP, or KPMG, as the principal independent auditors. The decision to change auditors was recommended by the management of the Manager.

KPMG's reports on the Program's financial statements for fiscal years ended December 31, 2000 and 1999 do not contain an adverse opinion or a disclaimer of opinion nor were such reports qualified or modified as to uncertainty, audit scope, or accounting principles, except as to prepare the financial statements to present the revenues collected and expenses paid and other changes in cash pursuant to the Program's Management Agreement with the Manager.

During the Program's fiscal years ended December 31, 1999 and 2000 and through the subsequent interim period to August 30, 2001, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure that, if not resolved to KPMG's satisfaction, would have caused KPMG to make reference to the subject matter of the disagreements in connection with its report. During that time, there were no reportable "events" as listed in Item 304(a)(1)(v) of Regulation S-K.

During the Program's fiscal years ended December 31, 1999 and 2000 and through the subsequent interim period to August 30, 2001, the Manager Partner did not consult with D&T regarding any of the matters specified in Item 304(a)(2) of Regulation S-K.

We have provided KPMG a copy of this Form 8-K prior to its filing with the Securities and Exchange Commission (the "Commission"). KPMG has provided us with a letter, addressed to the Commission, which is filed as Exhibit 16.1 to this Form 8-K.

ITEM  7.        FINANCIAL  STATEMENTS,  PRO  FORMA  FINANCIAL  INFORMATION  AND
EXHIBITS.

(c)      Exhibits:
16.1 Letter from KPMG to the Securities and Exchange Commission, dated September 5, 2001.









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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


     RMI  COVERED  HOPPER  RAILCAR
     MANAGEMENT  PROGRAM  79-1
     By:    PLM  Investment  Management,  Inc.
            Manager





     By:     /s/  Stephen  M.  Bess
             ----------------------
              Stephen  M.  Bess
              President  and
              Current  Chief  Accounting  Officer

Date:  September  5,  2001





               EXHIBIT  INDEX

Exhibit  Designation          Nature  of  Exhibit
--------------------          -------------------

16.1               Letter  from  KPMG  to  the  Securities  and
                   Exchange Commission, dated  September  5,  2001



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